Exhibit 10.22

NINTH AMENDMENT TO MASTER LEASE

THIS NINTH AMENDMENT to MASTER LEASE (this “Amendment”) is entered into as of February 9, 2022, by and between: (a) ALL ENTITIES LISTED ON SCHEDULE 1 ATTACHED HERETO AS A LANDLORD (individually and collectively, “Landlord”); (b) ALL ENTITIES LISTED ON SCHEDULE 1 ATTACHED HERETO AS A TENANT (individually and collectively, “Tenant”); and (c) ARDENT HEALTH PARTNERS, LLC, a Delaware limited liability company (f/k/a EGI-AM Holdings, L.L.C.), ARDENT LEGACY HOLDINGS, LLC, a Delaware limited liability company, and AHP HEALTH PARTNERS, INC., a Delaware corporation (individually and collectively, “Guarantor”).

RECITALS:

A. Landlord and Tenant are parties to that certain Master Lease, dated as of August 4, 2015 (as amended, modified or restated from time to time, the “Lease”), as amended by that certain First Amendment to Master Lease, dated as of March 6, 2017, that certain Second Amendment to Master Lease and Guaranty of Master Lease, dated as of March 13, 2017, that certain Third Amendment to Master Lease, dated as of February 26, 2018, that certain Fourth Amendment to Master Lease and Guaranty of Master Lease, dated as of June 28, 2018, that certain Fifth Amendment to Master Lease and Guaranty of Master Lease, dated as of November 30, 2018, that certain Sixth Amendment to Master Lease and Guaranty of Master Lease, dated as of February 26, 2021, and that certain Seventh Amendment to Master Lease, dated as of March 1, 2021, and that certain Eighth Amendment to Master Lease, dated as of July 13, 2021, pursuant to which, among other things, Tenant leases from Landlord certain real property located in New Mexico, Oklahoma and Texas, as more fully described in the Lease. Initially capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to them in the Lease.

B. Guarantor guaranteed Tenant’s obligations under the Lease to Landlord pursuant to that certain Guaranty of Master Lease, dated as of August 4, 2015 (as amended, modified or restated from time to time, the “Guaranty”).

C. Affiliates of Landlord (collectively, the “Purchaser”) have entered into or are planning to enter into two (2) purchase and sale agreements (together, the “MOB PSA”) under which the Purchaser intends to purchase an eighteen (18) medical office building portfolio listed on Exhibit A attached hereto (collectively, the “MOB Properties”) from affiliates of Tenant (collectively, the “Seller”) pursuant to the right of first offer/refusal contained Section 17.13.1 of the Lease.

D. Landlord and Tenant desire to amend the Lease to confirm that certain default terms and restrictive provisions therein will not apply to the MOB Properties, all on the terms and conditions set forth below. In connection therewith, each Guarantor desires to affirm to Landlord its obligations under the Guaranty notwithstanding the amendment of the Lease set forth in this Amendment.

1

AGREEMENT:

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. AMENDMENTS TO LEASE.

1.1. Events of Default. Any listed event of default specified under Section 8.1.6 of the Lease shall not apply with respect to the MOB Properties effective as of the date of the closing of the purchase and sale of the MOB Properties to Purchaser (the “MOB PSA Closing”).

1.2. Restrictive Covenants. For the avoidance of uncertainty, Landlord and Tenant acknowledge and agree that none of the MOB Properties is a “Facility”, a “Competing Facility” or a “Protected Facility” as such terms are defined in the Lease.

1.3. Material Lease. The definition of “Material Lease” as defined in the Lease shall not include any of the leases entered into by and between Seller and Purchaser with respect to the MOB Properties.

2. EFFECT OF TERMINATION OF MOB PSA. If the MOB PSA is terminated by Purchaser prior to the MOB PSA Closing, then the amendments set forth in Section 1 shall be void and of no force or effect.

3. REAFFIRMATION OF OBLIGATIONS. Notwithstanding the modifications to the Lease contained herein, Tenant and Landlord hereby acknowledge and reaffirm their respective obligations under the Lease (as amended by this Amendment) and all other documents executed by such party in connection therewith. Each Guarantor hereby acknowledges and reaffirms its respective obligations under the Guaranty and all documents executed by Guarantor in connection therewith, and further agrees that any reference made in the Guaranty to the Lease or any terms or conditions contained therein shall mean the Lease as amended by this Amendment.

4. MISCELLANEOUS PROVISIONS.

4.1. No Offsets or Defenses. Through the date of this Amendment, and to Tenant and Guarantor’s knowledge, neither Tenant nor Guarantor has, nor claims, any offset, defense, claim, right of set-off or counterclaim against Landlord under, arising out of or in connection with this Amendment, the Lease, the Guaranty or any document or agreement executed in connection therewith. In addition, Tenant and Guarantor covenant and agree with Landlord that if any offset, defense, claim, right of set-off or counterclaim exists of which Tenant or Guarantor has knowledge as of the date of this Amendment, Tenant and Guarantor hereby irrevocably and expressly waive the right to assert such matter.

2

4.2. Interpretation. This Amendment shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning. The parties acknowledge and agree that each party has had the benefit of competent, independent legal counsel and other advisors, and that each party has had an equal right to negotiate the terms and participate in the drafting of this Amendment. Whenever the words “include,” “includes” or “including” are used in this Amendment, they shall be interpreted as if the phrase “without limitation” immediately followed.

4.3. Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Amendment.

4.4. Incorporation of Recitals. The Recitals to this Amendment are incorporated hereby by reference.

4.5. Counterparts. This Amendment may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. The parties may execute and deliver this Amendment electronically and by forwarding signed facsimile and/or e-mail .pdf copies of this Amendment. Such facsimile signatures and/or e-mail .pdf signatures shall have the same binding effect as original signatures, and the parties hereby waive any defense to the validity of this Amendment based on any such facsimile copies of signatures or e-mail .pdf copies of signatures.

4.6. Effect of Amendment. Except as specifically amended pursuant to the terms of this Amendment, the terms and conditions of the Lease shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms and conditions of this Amendment and any terms and conditions of the Lease, the terms and conditions of this Amendment shall govern and prevail.

4.7. Entire Agreement. This Amendment (and the Lease as amended by this Amendment) contains the entire agreement of the parties as to the subject matter hereof and supersedes all prior written or oral agreements or understandings and contemporaneous oral agreements or understandings related to this Amendment.

[Remainder of page intentionally blank; signatures begin on next page]

3

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

“LANDLORD”:

VTR HILLCREST MC TULSA, LLC,
VTR HILLCREST HS TULSA, LLC,
VTR BAILEY MC, LLC,
VTR HEART HOSPITAL, LLC,
VTR LOVELACE WH, LLC,
VTR LOVELACE WESTSIDE, LLC,
VTR LOVELACE ROSWELL, LLC,
VTR LOVELACE MC & REHAB, LLC,
VTR HILLCREST CLAREMORE, LLC and
VTR BAPTIST SA, LLC,
each a Delaware limited liability company

By:	/s/ James E. Mendelson
Name: James E. Mendelson
Title: Vice President

[Signature Page to Ninth Amendment to Master Lease]

“TENANT”:

AHS HILLCREST MEDICAL CENTER, LLC,
AHS SOUTHCREST HOSPITAL, LLC,
AHS TULSA HOLDINGS, LLC, RV PROPERTIES, LLC,
AHS OKLAHOMA PHYSICIAN GROUP, LLC,
BAILEY MEDICAL CENTER, LLC and
AHS CLAREMORE REGIONAL HOSPITAL, LLC,
each a Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name: Stephen C. Petrovich
Title: EVP

LOVELACE HEALTH SYSTEM, LLC,
a New Mexico limited liability company
f/k/a Lovelace Health system, Inc.

By:	/s/ Stephen C. Petrovich
Name: Stephen C. Petrovich
Title: EVP

SOUTHWEST MEDICAL ASSOCIATES, LLC,
a New Mexico limited liability company

By:	/s/ Stephen C. Petrovich
Name: Stephen C. Petrovich
Title: EVP

BSA HOSPITAL, LLC,
a Texas limited liability company

By:	/s/ Stephen C. Petrovich
Name: Stephen C. Petrovich
Title: EVP

[Signature Page to Ninth Amendment to Master Lease]

“GUARANTOR”:

ARDENT HEALTH PARTNERS, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name: Stephen C. Petrovich
Title: EVP

ARDENT LEGACY HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name: Stephen C. Petrovich
Title: EVP

AHP HEALTH PARTNERS, INC.
a Delaware corporation

By:	/s/ Stephen C. Petrovich
Name: Stephen C. Petrovich
Title: EVP

[Signature Page to Ninth Amendment to Master Lease]

SCHEDULE 1

LANDLORD AND TENANT ENTITIES

[***]

A-1

EXHIBIT A

MOB PROPERTIES

[***]

A-2